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                                             EXHIBIT 10.15b
                          AMENDMENT TO
                      EMPLOYMENT AGREEMENT


     THIS AMENDMENT, made as of the 23rd day of July, 1990, to the Employment Agreement, made of the 1st day of January,1988, (the Agreement) between THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the Company) and ROBERT L. FISCUS, an individual, (the Executive),

     WITNESSETH THAT:

     (1) The Company and the Executive hereby agree to amend the Agreement as set forth in Sections (2) through (8) inclusive, below:

     (2) By deleting Section (1)(b) of the Agreement in its entirety and by substituting the following therefor:

          "(b) Unless and until terminated pursuant to Section
          (5)(a), Section 5(b)(i) or section 5(c)(i) hereof, the employment of the Executive by the Company shall be for a term expiring on the date specified in a Notice of Termination pursuant to Section (5)(d) hereof."

     (3) By deleting Section (5)(b)(ii) of the Agreement in its entirety and by substituting the following therefor:

          "(ii) Without Cause. The Company may terminate the Executive's employment without Cause, effective upon at least three (3) years' prior Notice of Termination delivered to the Executive pursuant to Section 5(d) hereof."

     (4) By deleting Section (5)(c)(ii) of the Agreement in its entirety and by substituting the following therefor:

          "(ii) Absent Breach by the Company. The Executive may terminate his employment hereunder in the absence of a Breach by the Company, effective upon at least six (6) months' prior Notice of Termination delivered to the Company pursuant to Section (5)(d) hereof."

     (5) By deleting from the fourth line of Section (5)(e) of the Agreement the words "the Expiration Date" and by substituting therefor the words "the date specified in the Notice of Termination."

     (6)  By deleting from the third and fourth lines of Section
(6)(d)(iv) of the Agreement the words "Expiration Date in effect on the date the Notice of Termination is delivered" and by

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substituting therefor the words "third anniversary of the Date of
Termination."
     (7)  By deleting from the fourth and fifth lines of Section
(6)(d)(v) of the Agreement the words "Expiration Date in effect on the Date of Termination" and by substituting therefor the words "third anniversary of the Date of termination".

     (8)  By deleting from the ninth and tenth lines of Section
(6)(d)(vi) of the Agreement the words "Expiration Date in effect on the date the Notice of Termination is delivered", by deleting from the seventeenth and eighteenth lines of said Section
(6)(d)(vi) the words "Expiration Date in effect on said Date of Termination", and by substituting therefor in each instance the words "third anniversary of the Date of Termination"; by deleting from the fourteenth line of said Section (6)(d)(vi) the words "Expiration Date" and by substituting therefor the words "anniversary date"; and by deleting from the twenty and twenty-first lines of said Section (6)(d)(vi) the words "Expiration Date in effect on his Date of Termination" and by substituting therefor the words "third anniversary of his Date of Termination".

     (9) All the terms and conditions of the Agreement, as hereby amended, are and shall remain in full force and effect.

     (10) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ATTEST:                       THE UNITED ILLUMINATING COMPANY



/s/ Mary Ellen Manthey        By   /s/ George W. Edwards, Jr.
-------------------------          ----------------------------
Secretary                          Chairman of the Board
                                   Directors and Chief Executive
                                     Officer


                                   /s/ Robert L. Fiscus
                                   ----------------------------
                                   Robert L. Fiscus

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